--------------------------------------------------------------------------------
                                 SMITH BARNEY
                              MANAGED GOVERNMENTS
                                   FUND INC.
--------------------------------------------------------------------------------

          CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  JANUARY 31, 2002

                               [LOGO] Smith Barney
                                      Mutual Funds
                 Your Serious Money. Professionally Managed./SM/

       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

[PHOTO]



JAMES E. CONROY
PORTFOLIO MANAGER


  [GRAPHIC]
        Classic Series


 Semi-Annual Report . January 31, 2002

 SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

      JAMES E. CONROY

      James E. Conroy has more than 25 years of securities business experience and has been responsible for managing the Fund since 1991. Mr. Conroy holds a BA in Economics from Muhlenberg College.

      FUND OBJECTIVE

      Seeks high current income consistent with liquidity and preservation of capital by investing primarily in debt obligations issued by the U.S. government, its agencies or instrumentalities.

      FUND FACTS

      FUND INCEPTION
      -----------------
      September 4, 1984

      MANAGER TENURE
      -----------------
      18 Years

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      -----------------
      25 Years

          CLASS A CLASS B CLASS L
---------------------------------
NASDAQ     SHMGX   MGVBX   SMGLX
---------------------------------
INCEPTION 9/4/84  11/6/92 6/29/93
---------------------------------

Average Annual Total Returns as of January 31, 2002*


                                    Without Sales Charges/(1)/
                                    Class A   Class B  Class L
                  -------------------------------------------
                  Six-Months+         2.53%     2.26%   2.30%
                  -------------------------------------------
                  One-Year            6.07      5.59    5.68
                  -------------------------------------------
                  Five-Year           6.20      5.66    5.76
                  -------------------------------------------
                  Ten-Year            6.44       N/A     N/A
                  -------------------------------------------
                  Since Inception++   8.11      5.71    5.19
                  -------------------------------------------

                                     With Sales Charges/(2)/
                                    Class A   Class B  Class L
                  -------------------------------------------
                  Six-Months+        (2.07)%   (2.24)%  0.27%
                  -------------------------------------------
                  One-Year            1.29      1.09    3.60
                  -------------------------------------------
                  Five-Year           5.22      5.49    5.54
                  -------------------------------------------
                  Ten-Year            5.95       N/A     N/A
                  -------------------------------------------
                  Since Inception++   7.82      5.71    5.07
                  -------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

 * The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 + Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are September 4, 1984, November 6, 1992 and June 29, 1993, respectively.



What's Inside
Letter to Our Shareholders..................................................1
Historical Performance......................................................3
Fund at a Glance............................................................6
Schedule of Investments.....................................................7
Statement of Assets and Liabilities.........................................8
Statement of Operations.....................................................9
Statements of Changes in Net Assets........................................10
Notes to Financial Statements..............................................11
Financial Highlights.......................................................15

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Managed Governments Fund Inc. ("Fund") for the period ended January 31, 2002. In this report we summarize the period's prevailing economic and bond market conditions and outline our investment strategy. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow. We hope that you find this report to be useful and informative.

Performance Update
For the six months ended January 31, 2002, the Fund's Class A shares, without sales charges, returned 2.53%. In comparison, the Lehman Brothers Government Bond Index ("Lehman Index")/1/ and Lipper U.S. Mortgage Average/2/ returned 3.06% and 3.15%, respectively, for the same period. During the period, the Fund distributed income dividends totaling $0.32 per Class A share. Past performance is not indicative of future results.

Investment Strategy
The Fund seeks high current income consistent with liquidity and safety of capital. The Fund invests primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The portfolio consists principally of mortgage-backed securities ("MBS") issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC")./3/

We focus on investing in individual securities and sectors that we deem to be undervalued relative to the marketplace. More specifically, we determine sector and maturity weightings based on the outlook for interest rates.

We also seek to uncover, through our research, sectors of the U.S. government and MBS markets deemed to be inefficient and adjust the Fund's portfolio to take advantage of any late-breaking information.

As of January 31, 2002, the Fund's investments were comprised of 81.1% in U.S. government and agency obligations, 0.9% in bonds and 18.0% in repurchase agreements.

Market and Economic Overview
It was a volatile latter half of 2001 as the tragic events of September 11th, fluctuating gasoline prices, the U.S. Treasury's surprise abolishment of the 30-year security auction, and the Enron bankruptcy all contributed to investor confusion. In response, yields on short-term securities, those with maturity rates between three months and two years, followed the federal funds rate ("fed funds rate")/4/ lower. However, longer dated U.S. Treasuries, those with maturities between 5 and 30 years, experienced unprecedented levels of volatility.

--------
1 The Lehman Index is an unmanaged broad-based index of all public debt obligations of the U.S. Government and its agencies. Please note that an investor cannot invest directly in an index.
2 The Lipper U.S. Mortgage Average is an average composed of mutual funds that invest in U.S. mortgage-backed securities. Lipper is an independent mutual fund-tracking organization. Please note that an investor cannot invest directly in an index.
3 GNMA securities are backed by the full faith and credit of the U.S. Treasury and therefore carry the highest credit quality available. FNMA and FHLMC, although they are private corporations, have exceptionally high credit quality due their close ties to the U.S. Government.
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


   1 Smith Barney Managed Governments Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

U.S. Government and Mortgage-Backed Securities Outlook
Latent fears and uncertainties will continue to present major hurdles for consumers. While the administration received high marks for its handling of the war on terrorism, we believe the public's desire and willingness to conduct 'business as usual' will be difficult. It is this reluctance, which leads us to believe interest rates will remain historically low for a longer period. A meaningful economic recovery may not begin until the third quarter of 2002.

We believe fixed income spread product/5/ investment returns will be the stellar performers in 2002. The MBS sector is likely to remain vulnerable to volatile swings in interest rates. Thus, we feel it will be beneficial to hold coupons of 6.5% or less in an effort to avoid mortgage prepayments.

Thank you for investing in the Smith Barney Managed Governments Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Heath B. McLendon    /s/ James E. Conroy

Heath B. McLendon        James E. Conroy
Chairman                 Vice President and Investment Officer

February 22, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to page 7 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of January 31, 2002 and is subject to change.



--------
5 Spread Product: Fixed income securities that carry credit risk, i.e., securities other than U.S. Government Treasury obligations.


   2 Smith Barney Managed Governments Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES

               Net Asset Value
             -------------------
             Beginning    End     Income   Capital Gain    Return       Total
Period Ended of Period of Period Dividends Distributions of Capital  Returns/(1)+/
----------------------------------------------------------------------------------
  1/31/02     $12.56    $12.56     $0.32       $0.00       $0.00         2.53%++
----------------------------------------------------------------------------------
  7/31/01      12.03     12.56      0.70        0.00        0.02        10.68
----------------------------------------------------------------------------------
  7/31/00      12.09     12.03      0.70        0.00        0.00         5.49
----------------------------------------------------------------------------------
  7/31/99      12.73     12.09      0.72        0.00        0.00         0.58
----------------------------------------------------------------------------------
  7/31/98      12.84     12.73      0.80        0.00        0.00         5.51
----------------------------------------------------------------------------------
  7/31/97      12.27     12.84      0.82        0.00        0.00        11.80
----------------------------------------------------------------------------------
  7/31/96      12.63     12.27      0.82        0.00        0.01         3.76
----------------------------------------------------------------------------------
  7/31/95      12.50     12.63      0.74        0.00        0.04         7.67
----------------------------------------------------------------------------------
  7/31/94      13.29     12.50      0.61        0.00        0.19         0.08
----------------------------------------------------------------------------------
  7/31/93      12.88     13.29      0.66        0.23        0.00        10.43
----------------------------------------------------------------------------------
  7/31/92      12.09     12.88      0.91        0.00        0.08        15.25
----------------------------------------------------------------------------------
  Total                            $7.80       $0.23       $0.34
----------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain    Return       Total
Period Ended          of Period of Period Dividends Distributions of Capital  Returns/(1)+/
-------------------------------------------------------------------------------------------
1/31/02                $12.57    $12.57     $0.28       $0.00       $0.00         2.26%++
-------------------------------------------------------------------------------------------
7/31/01                 12.03     12.57      0.63        0.00        0.02        10.17
-------------------------------------------------------------------------------------------
7/31/00                 12.09     12.03      0.64        0.00        0.00         4.91
-------------------------------------------------------------------------------------------
7/31/99                 12.73     12.09      0.66        0.00        0.00         0.06
-------------------------------------------------------------------------------------------
7/31/98                 12.84     12.73      0.73        0.00        0.00         4.99
-------------------------------------------------------------------------------------------
7/31/97                 12.27     12.84      0.76        0.00        0.00        11.23
-------------------------------------------------------------------------------------------
7/31/96                 12.63     12.27      0.76        0.00        0.01         3.24
-------------------------------------------------------------------------------------------
7/31/95                 12.50     12.63      0.67        0.00        0.04         7.04
-------------------------------------------------------------------------------------------
7/31/94                 13.29     12.50      0.56        0.00        0.17        (0.46)
-------------------------------------------------------------------------------------------
Inception* -- 7/31/93   12.64     13.29      0.41        0.16        0.00         9.92++
-------------------------------------------------------------------------------------------
Total                                       $6.10       $0.16       $0.24
-------------------------------------------------------------------------------------------


   3 Smith Barney Managed Governments Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain    Return       Total
Period Ended          of Period of Period Dividends Distributions of Capital  Returns/(1)+/
-------------------------------------------------------------------------------------------
1/31/02                $12.57    $12.57     $0.29       $0.00       $0.00         2.30%++
-------------------------------------------------------------------------------------------
7/31/01                 12.03     12.57      0.64        0.00        0.02        10.26
-------------------------------------------------------------------------------------------
7/31/00                 12.09     12.03      0.65        0.00        0.00         5.00
-------------------------------------------------------------------------------------------
7/31/99                 12.73     12.09      0.67        0.00        0.00         0.15
-------------------------------------------------------------------------------------------
7/31/98                 12.84     12.73      0.74        0.00        0.00         5.07
-------------------------------------------------------------------------------------------
7/31/97                 12.27     12.84      0.76        0.00        0.00        11.26
-------------------------------------------------------------------------------------------
7/31/96                 12.63     12.27      0.76        0.00        0.01         3.25
-------------------------------------------------------------------------------------------
7/31/95                 12.50     12.63      0.67        0.00        0.04         7.04
-------------------------------------------------------------------------------------------
7/31/94                 13.29     12.50      0.56        0.00        0.17        (0.46)
-------------------------------------------------------------------------------------------
Inception* -- 7/31/93   13.18     13.29      0.03        0.02        0.00         1.25++
-------------------------------------------------------------------------------------------
Total                                       $5.77       $0.02       $0.24
-------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain    Return       Total
Period Ended          of Period of Period Dividends Distributions of Capital  Returns/(1)+/
-------------------------------------------------------------------------------------------
1/31/02                $12.56    $12.56     $0.34       $0.00       $0.00         2.71%++
-------------------------------------------------------------------------------------------
7/31/01                 12.03     12.56      0.75        0.00        0.02        11.08
-------------------------------------------------------------------------------------------
7/31/00                 12.10     12.03      0.75        0.00        0.00         5.79
-------------------------------------------------------------------------------------------
7/31/99                 12.74     12.10      0.77        0.00        0.00         0.92
-------------------------------------------------------------------------------------------
7/31/98                 12.84     12.74      0.84        0.00        0.00         5.94
-------------------------------------------------------------------------------------------
7/31/97                 12.27     12.84      0.86        0.00        0.00        12.16
-------------------------------------------------------------------------------------------
Inception* -- 7/31/96   12.86     12.27      0.44        0.00        0.01        (1.10)++
-------------------------------------------------------------------------------------------
Total                                       $4.75       $0.00       $0.03
-------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


   4 Smith Barney Managed Governments Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+

                                        Without Sales Charges/(1)/
                                      -------------------------------
                                      Class A Class B Class L Class Y
           ----------------------------------------------------------
           Six Months Ended 1/31/02++  2.53%   2.26%   2.30%   2.71%
           ----------------------------------------------------------
           Year Ended 1/31/02          6.07    5.59    5.68    6.45
           ----------------------------------------------------------
           Five Years Ended 1/31/02    6.20    5.66    5.76    6.56
           ----------------------------------------------------------
           Ten Years Ended 1/31/02     6.44     N/A     N/A     N/A
           ----------------------------------------------------------
           Inception* through 1/31/02  8.11    5.71    5.19    6.18
           ----------------------------------------------------------

                                          With Sales Charges/(2)/
                                     ---------------------------------
                                     Class A  Class B  Class L Class Y
          ------------------------------------------------------------
          Six Months Ended 1/31/02++  (2.07)%  (2.24)%  0.27%   2.71%
          ------------------------------------------------------------
          Year Ended 1/31/02           1.29     1.09    3.60    6.45
          ------------------------------------------------------------
          Five Years Ended 1/31/02     5.22     5.49    5.54    6.56
          ------------------------------------------------------------
          Ten Years Ended 1/31/02      5.95      N/A     N/A     N/A
          ------------------------------------------------------------
          Inception* through 1/31/02   7.82     5.71    5.07    6.18
          ------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                             Without Sales Charges/(1)/
        ---------------------------------------------------------------
        Class A (1/31/92 through 1/31/02)              86.64%
        ---------------------------------------------------------------
        Class B (Inception* through 1/31/02)           66.98
        ---------------------------------------------------------------
        Class L (Inception* through 1/31/02)           54.51
        ---------------------------------------------------------------
        Class Y (Inception* through 1/31/02)           43.15
        ---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B, L and Y shares are September 4, 1984, November 6, 1992, June 29, 1993 and February 7, 1996, respectively.


   5 Smith Barney Managed Governments Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 SMITH BARNEY MANAGED GOVERNMENTS FUND INC. AT A GLANCE (UNAUDITED)


Growth of $10,000 Invested in Class A Shares of the Smith Barney Managed Governments Fund Inc. vs. Lehman Brothers Government Bond Index and Lipper,
Inc. U.S. Mortgage Securities Bond Fund Average+
--------------------------------------------------------------------------------
                         January 1992 -- January 2002

                                    [CHART]


                                                           Lipper, Inc.
                    Smith Barney        Lehman Brothers   U.S. Mortgage
                       Managed             Government    Securities Bond
                 Governments Fund Inc.     Bond Index      Fund Average
                 ---------------------  ---------------  ---------------
      Jan 1992         $ 9,552             $10,000            $10,000
      Jul 1992          10,163              10,637             10,556
      Jul 1993          11,223              11,786             11,450
      Jul 1994          11,232              11,770             11,222
      Jul 1995          12,093              13,827             12,204
      Jul 1996          12,547              14,540             12,807
      Jul 1997          14,032              16,019             14,094
      Jul 1998          14,806              17,357             14,977
      Jul 1999          14,892              17,834             15,218
      Jul 2000          15,710              18,936             16,043
      Jul 2001          17,387              21,189             17,912
      Jan 2002          17,828              21,838             18,476

+ Hypothetical illustration of $10,000 invested in Class A shares on January
  31, 1992, assuming deduction of the maximum 4.50% initial sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2002. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of approximately nine years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper, Inc. U.S. Mortgage Securities Bond Fund Average is composed of the Fund's peer group of mutual funds (66 funds as of January 31, 2002) investing in U.S. mortgage-backed securities. Lipper Inc. is a widely-recognized mutual fund information service. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                              INVESTMENT BREAKDOWN*

                                     [CHART]

                           FNMA                    24.0%
                           GNMA                    13.8%
                           U.S. Treasuries          6.2%
                           FHLMC                   22.8%
                           Bonds                    0.9%
                           Repurchase Agreement    18.0%
                           Federal Home Loan Bank  14.3%

* As a percentage of total investments. These holdings are as of January 31, 2002 and are subject to change.

U.S. Treasury Securities are debt obligations of the United States Government.They are secured by the full faith and credit of the Federal Government, and include such instruments as Treasury bills, notes and bonds.

Mortgage-Backed Securities are debt securities issued by U.S. Government Agencies such as the Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) and Government National Mortgage Association (GNMA). They represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors. Mortgage-backed securities are backed by the full faith and credit of the issuing agency.

   6 Smith Barney Managed Governments Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)               JANUARY 31, 2002



    FACE
   AMOUNT                           SECURITY                            VALUE
---------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 81.1%
             U.S. Treasury Notes:
 $11,000,000   5.875% due 11/15/04                                   $ 11,643,676
  18,350,000   7.875% due 11/15/04                                     20,374,959
             Federal Home Loan Bank:
   8,500,000   3.125% due 11/14/03                                      8,473,089
  16,900,000   5.375% due 1/5/04                                       17,505,966
   7,450,000   5.250% due 2/13/04@                                      7,690,344
  26,400,000   4.875% due 4/16/04@                                     27,089,964
  13,500,000   4.125% due 1/14/05                                      13,555,404
             Federal Home Loan Mortgage Corp. (FHLMC):
   5,200,000   5.750% due 7/15/03                                       5,422,981
   7,360,000   3.250% due 11/15/04                                      7,232,996
       2,628   5.500% due 5/1/13                                            2,633
  10,337,697   7.000% due 2/1/16+                                      10,737,793
  21,500,000   6.000% due 3/15/16*                                     21,701,455
  21,903,902   6.000% due 2/1/31@                                      21,602,723
  51,226,055   6.500% due 1/1/32@+                                     51,984,953
             Federal National Mortgage Association (FNMA):
   5,300,000   4.625% due 5/15/03                                       5,436,009
   5,175,000   7.125% due 2/15/05                                       5,632,304
     239,874   7.000% due 1/1/16                                          249,169
   6,132,506   6.000% due 9/1/16                                        6,193,831
   7,604,929   5.500% due 12/1/16+                                      7,526,503
  24,000,000   6.000% due 3/15/31*                                     23,610,000
  31,500,000   6.500% due 4/15/31*                                     31,726,170
  10,300,000   7.500% due 6/15/31*                                     10,708,704
  33,726,178   6.500% due 1/1/32@+                                     33,983,518
             Government National Mortgage Association (GNMA):
     164,732   8.500% due 11/15/27                                        178,374
  34,179,093   6.500% due 10/15/31                                     34,520,884
  36,311,157   7.000% due 11/15/31@+                                   37,353,312
--------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             (Cost -- $420,583,551)                                   422,137,714
--------------------------------------------------------------------------------
BONDS -- 0.9%
Supranational Entities -- 0.9%
   5,000,000 International Bank for Reconstruction & Development,
             3.500% due 10/22/04
             (Cost -- $4,990,256)                                       4,945,945
--------------------------------------------------------------------------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $425,573,807)                                   427,083,659
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 18.0%
  93,470,000 J.P. Morgan Chase & Co., 1.860% due 2/1/02; Proceeds
               at maturity -- $93,474,829; (Fully collateralized by
               U.S. Treasury Bills, Notes and Bonds, 0.000% to
               9.875% due 2/6/02 to 9/15/29; Market
               value -- $95,731,990) (Cost -- $93,470,000)             93,470,000
--------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $519,043,807**)                                $520,553,659
--------------------------------------------------------------------------------

 @ Securities with an aggregate market value of $88,915,495 are segregated as collateral for TBAs.
 + Date shown represents the last in range of maturity dates of mortgage certificates owned.
 * Security is issued on a to-be-announced basis ("TBA") (See Note 9).
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.



   7 Smith Barney Managed Governments Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)   JANUARY 31, 2002

ASSETS:
   Investments, at value (Cost -- $425,573,807)              $427,083,659
   Repurchase agreement, at value (Cost -- $93,470,000)        93,470,000
   Cash                                                         3,235,391
   Interest receivable                                          2,804,771
   Receivable for Fund shares sold                                805,499
-------------------------------------------------------------------------
   Total Assets                                               527,399,320
-------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                            87,621,188
   Investment advisory fee payable                                165,002
   Administration fee payable                                      73,334
   Distribution fees payable                                       31,756
   Payable for Fund shares purchased                                1,457
   Other liabilities                                              955,737
   Accrued expenses                                               139,405
-------------------------------------------------------------------------
   Total Liabilities                                           88,987,879
-------------------------------------------------------------------------
Total Net Assets                                             $438,411,441
-------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                               $     34,902
   Capital paid in excess of par value                        462,838,630
   Overdistributed net investment income                       (1,284,897)
   Accumulated net realized loss from security transactions   (24,687,046)
   Net unrealized appreciation of investments                   1,509,852
-------------------------------------------------------------------------
Total Net Assets                                             $438,411,441
-------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                     21,603,835
   -----------------------------------------------------------------------

   Class B                                                      2,665,137
   -----------------------------------------------------------------------

   Class L                                                      1,256,933
   -----------------------------------------------------------------------

   Class Y                                                      9,376,258
   -----------------------------------------------------------------------

Net Asset Value:
   Class A (and redemption price)                                  $12.56
   -----------------------------------------------------------------------

   Class B *                                                       $12.57
   -----------------------------------------------------------------------

   Class L **                                                      $12.57
   -----------------------------------------------------------------------

   Class Y (and redemption price)                                  $12.56
   -----------------------------------------------------------------------

Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.71% of net asset value
     per share)                                                    $13.15
   -----------------------------------------------------------------------

   Class L (net asset value plus 1.01% of net asset value
     per share)                                                    $12.70
-------------------------------------------------------------------------
* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.



   8 Smith Barney Managed Governments Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)  FOR THE SIX MONTHS ENDED JANUARY 31, 2002


INVESTMENT INCOME:
   Interest                                                    $ 11,831,463
--------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee (Note 2)                                 979,835
   Distribution fees (Note 2)                                       502,819
   Administration fee (Note 2)                                      435,482
   Shareholder and system servicing fees                            119,859
   Shareholder communications                                        40,452
   Audit and legal                                                   36,195
   Directors' fees                                                   30,178
   Custody                                                           20,056
   Registration fees                                                 19,710
   Other                                                              3,752
--------------------------------------------------------------------------
   Total Expenses                                                 2,188,338
--------------------------------------------------------------------------
Net Investment Income                                             9,643,125
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions (excluding
     short-term securities):
     Proceeds from sales                                        603,005,041
     Cost of securities sold                                    598,832,382
--------------------------------------------------------------------------
   Net Realized Gain                                              4,172,659
--------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                          4,558,846
     End of period                                                1,509,852
--------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                       (3,048,994)
--------------------------------------------------------------------------
Net Gain on Investments                                           1,123,665
--------------------------------------------------------------------------
Increase in Net Assets From Operations                         $ 10,766,790
--------------------------------------------------------------------------


                      See Notes to Financial Statements.



   9 Smith Barney Managed Governments Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended January 31, 2002 (unaudited) and the Year Ended July 31, 2001

                                                                       2002          2001
-----------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                          $   9,643,125  $  24,401,998
   Net realized gain                                                  4,172,659     12,046,634
   Increase (decrease) in net unrealized appreciation                (3,048,994)     7,799,298
-----------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                            10,766,790     44,247,930
-----------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income                                            (10,912,670)   (24,760,326)
   Capital                                                                   --       (718,058)
-----------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders        (10,912,670)   (25,478,384)
-----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                                  48,319,170     89,198,502
   Net asset value of shares issued for reinvestment of dividends     5,235,094     11,887,403
   Cost of shares reacquired                                        (36,208,510)  (132,891,041)
-----------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions    17,345,754    (31,805,136)
-----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                    17,199,874    (13,035,590)

NET ASSETS:
   Beginning of period                                              421,211,567    434,247,157
-----------------------------------------------------------------------------------------------
   End of period*                                                 $ 438,411,441  $ 421,211,567
-----------------------------------------------------------------------------------------------
* Includes overdistributed net investment income of:                $(1,284,897)      $(15,352)
-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



  10 Smith Barney Managed Governments Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

Smith Barney Managed Governments Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors;
(d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) other securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method;
(h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of the relative net assets of each class; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by these changes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets up to $1 billion and 0.415% of the average daily net assets in excess of $1 billion.This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $1 billion and 0.185% of the average daily net assets in excess of $1 billion. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. During the six months ended January 31, 2002, the Fund paid transfer agent fees of $110,158 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which


 11    Smith Barney Managed Governments Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders
applies if redemption occurs within the first year of purchase. Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2002, SSB received sales charges of approximately $136,000 and $34,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended January 31, 2002, CDSCs paid to SSB were approximately $2,000, $32,000 and $6,000 for Class A, B and L shares, respectively.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the six months ended January 31, 2002, total Distribution Plan fees incurred were:

                                                  Class A  Class B  Class L
---------------------------------------------------------------------------
Distribution Plan Fees                            $347,006 $122,895 $32,918
---------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended January 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

---------------------------------------------------------------------------
Purchases                                                      $642,264,006
---------------------------------------------------------------------------
Sales                                                           603,005,041
---------------------------------------------------------------------------

At January 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:


---------------------------------------------------------------------------
Gross unrealized appreciation                                  $ 2,515,504
Gross unrealized depreciation                                   (1,005,652)
---------------------------------------------------------------------------
Net unrealized appreciation                                    $ 1,509,852
---------------------------------------------------------------------------

4. Capital Loss Carryforward

At July 31, 2001, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $28,860,000 available, subject to certain limitations, to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on July 31 of the year indicated:

                                    2003        2004       2008       2009
   -------------------------------------------------------------------------
   Carryforward
   Amounts                       $10,207,000 $3,598,000 $14,114,000 $941,000
   -------------------------------------------------------------------------

5. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

6. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the six months ended January 31, 2002, the Fund did not enter into any reverse repurchase agreements.


 12    Smith Barney Managed Governments Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

7. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 2002, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any decrease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended January 31, 2002, the Fund did not enter into any written covered call or put option contracts.

8. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio.The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At January 31, 2002, the Fund did not hold any futures contracts.

9. Securities Traded on a To-Be-Announced Basis

The Fund may trade portfolio securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuation and their current value is determined in the same manner as for other portfolio securities.

At January 31, 2002, the Fund held TBA securities with a total cost of $87,414,688.


 13    Smith Barney Managed Governments Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

10.  Mortgage Dollar Roll Transactions

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be invested and the income from these investments, together with any additional income received on the sale, will generate income for the Fund exceeding the yield on the securities sold.

At January 31, 2002, the Fund did not hold any open mortgage dollar rolls.

11.  Capital Shares

At January 31, 2002, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At January 31, 2002, total paid-in capital amounted to the following for each class:

                        Class A     Class B     Class L     Class Y
----------------------------------------------------------------------
Total Paid-in Capital $323,325,576 $7,832,567 $15,735,335 $115,980,054
----------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                  Six Months Ended             Year Ended
                                  January 31, 2002            July 31, 2001
                              ------------------------  ------------------------
                                Shares       Amount       Shares       Amount
---------------------------------------------------------------------------------
Class A
Shares sold                    1,449,324  $ 18,376,167   5,280,754  $ 65,195,456
Shares issued on reinvestment    365,212     4,617,719     859,439    10,591,201
Shares reacquired             (1,775,522)  (22,500,892) (7,071,943)  (87,279,305)
---------------------------------------------------------------------------------
Net Increase (Decrease)           39,014  $    492,994    (931,750) $(11,492,648)
---------------------------------------------------------------------------------
Class B
Shares sold                      856,791  $ 10,879,200     616,020  $  7,631,662
Shares issued on reinvestment     36,564       462,627      90,413     1,113,860
Shares reacquired               (640,328)   (8,095,594) (1,578,539)  (19,492,273)
---------------------------------------------------------------------------------
Net Increase (Decrease)          253,027  $  3,246,233    (872,106) $(10,746,751)
---------------------------------------------------------------------------------
Class L
Shares sold                      904,727  $ 11,438,641     279,698  $  3,485,857
Shares issued on reinvestment     12,232       154,748      14,771       182,342
Shares reacquired               (174,309)   (2,201,885)   (102,645)   (1,272,126)
---------------------------------------------------------------------------------
Net Increase                     742,650  $  9,391,504     191,824  $  2,396,073
---------------------------------------------------------------------------------
Class Y
Shares sold                      604,734  $  7,625,162   1,041,226  $ 12,885,527
Shares reacquired               (268,477)   (3,410,139) (1,997,515)  (24,847,337)
---------------------------------------------------------------------------------
Net Increase (Decrease)          336,257  $  4,215,023    (956,289) $(11,961,810)
---------------------------------------------------------------------------------


 14   Smith Barney Managed Governments Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of capital stock outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares                       2002/(1)(2)/        2001/(2)/          2000/(2)/     1999/(2)/     1998          1997/(2)/
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period                                   $12.56           $12.03        $12.09        $12.73        $12.84        $12.27
-------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                      0.28             0.69          0.73          0.65          0.75          0.80
  Net realized and unrealized gain
   (loss)                                    0.04             0.56         (0.09)        (0.57)        (0.06)         0.59
-------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                 0.32             1.25          0.64          0.08          0.69          1.39
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.32)           (0.70)        (0.70)        (0.72)        (0.80)        (0.82)
  Capital                                      --            (0.02)           --            --            --            --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.32)           (0.72)        (0.70)        (0.72)        (0.80)        (0.82)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $12.56           $12.56        $12.03        $12.09        $12.73        $12.84
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                 2.53%++         10.68%         5.49%         0.58%         5.51%        11.80%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $271,357       $  270,884      $270,599      $321,860      $374,109      $414,571
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                      4.39%+           5.58%         6.05%         5.18%         5.78%         6.43%
  Interest expense                             --               --            --            --          0.13          0.22
  Operating expenses                         1.05+            1.04          1.05          1.04          1.03          1.01
  Total expenses                             1.05+            1.04          1.05          1.04          1.16          1.23
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       141%             275%          173%          205%          363%          121%
-------------------------------------------------------------------------------------------------------------------------------


Class B Shares                       2002/(1)(2)/             2001/(2)/     2000/(2)/     1999/(2)/     1998/(2)/     1997/(2)/
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period                                   $12.57           $12.03        $12.09        $12.73        $12.84        $12.27
-------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                      0.24             0.62          0.66          0.59          0.67          0.74
  Net realized and unrealized gain
   (loss)                                    0.04             0.57         (0.08)        (0.57)        (0.05)         0.59
-------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                 0.28             1.19          0.58          0.02          0.62          1.33
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.28)           (0.63)        (0.64)        (0.66)        (0.73)        (0.76)
  Capital                                      --            (0.02)           --            --            --            --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.28)           (0.65)        (0.64)        (0.66)        (0.73)        (0.76)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $12.57           $12.57        $12.03        $12.09        $12.73        $12.84
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                 2.26%++         10.17%         4.91%         0.06%         4.99%        11.23%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $33,488          $30,310       $39,499       $61,391       $73,905       $96,747
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                      3.82%+           5.11%         5.52%         4.64%         5.27%         5.91%
  Interest expense                             --               --            --            --          0.13          0.22
  Operating expenses                         1.57+            1.54          1.58          1.57          1.56          1.53
  Total expenses                             1.57+            1.54          1.58          1.57          1.69          1.75
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       141%             275%          173%          205%          363%          121%
-------------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended January 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


  15 Smith Barney Managed Governments Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended July 31, unless otherwise noted:

Class L Shares                                  2002/(1)(2)/     2001/(2)/     2000/(2)/     1999/(2)/    1998/(2)(3)/    1997/(2)/
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $12.57          $12.03        $12.09         $12.73        $12.84         $12.27
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                             0.23            0.62          0.67           0.61          0.67           0.74
  Net realized and unrealized gain (loss)           0.06            0.58         (0.08)         (0.58)        (0.04)          0.59
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                        0.29            1.20          0.59           0.03          0.63           1.33
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.29)          (0.64)        (0.65)         (0.67)        (0.74)         (0.76)
  Capital                                             --           (0.02)           --             --            --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.29)          (0.66)        (0.65)         (0.67)        (0.74)         (0.76)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $12.57          $12.57        $12.03         $12.09        $12.73         $12.84
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                        2.30%++        10.26%         5.00%          0.15%         5.07%         11.26%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $15,797          $6,463        $3,879         $4,505        $2,811         $1,866
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                             3.93%+          5.08%         5.60%          4.76%         5.28%          6.01%
  Interest expense                                    --              --            --             --          0.13           0.22
  Operating expenses                                1.44+           1.46          1.51           1.48          1.49           1.46
  Total expenses                                    1.44+           1.46          1.51           1.48          1.62           1.68
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              141%            275%          173%           205%          363%           121%
------------------------------------------------------------------------------------------------------------------------------------


Class Y Shares                                   2002/(1)(2)/    2001/(2)/     2000/(2)/      1999/(2)/       1998         1997/(2)/
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $12.56          $12.03        $12.10         $12.74        $12.84         $12.27
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                             0.30            0.73          0.77           0.70          0.80           0.84
  Net realized and unrealized gain (loss)           0.04            0.57         (0.09)         (0.57)        (0.06)          0.59
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                        0.34            1.30          0.68           0.13          0.74           1.43
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.34)          (0.75)        (0.75)         (0.77)        (0.84)         (0.86)
  Capital                                             --           (0.02)           --             --            --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.34)          (0.77)        (0.75)         (0.77)        (0.84)         (0.86)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $12.56          $12.56        $12.03         $12.10        $12.74         $12.84
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                        2.71%++        11.08%         5.79%          0.92%         5.94%         12.16%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $117,769        $113,555      $120,270       $118,007       $90,761        $85,194
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                             4.72%+          5.91%         6.40%          5.54%         6.10%          6.82%
  Interest expense                                    --              --            --             --          0.13           0.22
  Operating expenses                                0.70+           0.70          0.71           0.70          0.69           0.62
  Total expenses                                    0.70+           0.70          0.71           0.70          0.82           0.84
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              141%            275%          173%           205%          363%           121%
------------------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended January 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


  16 Smith Barney Managed Governments Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                         MANAGED GOVERNMENTS FUND INC.



            DIRECTORS                   INVESTMENT ADVISER
            Herbert Barg                Smith Barney Fund
            Alfred J. Bianchetti          Management LLC
            Dwight B. Crane
            Burt N. Dorsett             DISTRIBUTOR
            Elliot S. Jaffe             Salomon Smith Barney Inc.
            Stephen E. Kaufman
            Joseph J. McCann            CUSTODIAN
            Heath B. McLendon, Chairman State Street Bank and
            Cornelius C. Rose, Jr.        Trust Company

            OFFICERS                    TRANSFER AGENT
            Heath B. McLendon           Travelers Bank & Trust, fsb.
            President and               125 Broad Street, 11th Floor
            Chief Executive Officer     New York, New York 10004

            Lewis E. Daidone            SUB-TRANSFER AGENT
            Senior Vice President       PFPC Global Fund Services
            and Treasurer               P.O. Box 9699
                                        Providence, Rhode Island
            James E. Conroy             02940-9699
            Vice President and
            Investment Officer

            Paul A. Brook
            Controller

            Christina T. Sydor
            Secretary

   Smith Barney Managed Governments Fund Inc.




 This report is submitted for the general information of shareholders of Smith Barney Managed Governments Fund Inc., but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


           SalomonSmithBarney
 ----------------------------
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01088 3/02